United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 27, 2014

FRANKLIN FINANCIAL SERVICES CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania                                  0-12126                        25-1440803

(State or other jurisdiction             (Commission                      (IRS Employer

of incorporation)                     File Number)                      Indent. No.)

20 South Main Street, Chambersburg, PA                                        17201

          (Address of principal executive office)                                       (Zip Code)

Registrant's telephone number, including area code                     (717) 264-6116

N/A

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a –12 under the Exchange Act (17 CFR 240.14a –12)

☐	Pre-commencement communications pursuant to Rule 14d – 2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e – 4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

The news release of Franklin Financial Services Corporation, dated October 27, 2014 and attached as Exhibit 99.1, announces its earnings for the three and nine months ended September 30, 2014 and is incorporated by reference herein.

Item 8.01  Other Events.

The news release of Franklin Financial Services Corporation, dated October 24, 2014 and attached as Exhibit 99.2, announces a $.17 per share regular cash dividend for the fourth quarter of 2014 and is incorporated by reference herein.

The news release of Franklin Financial Services Corporation, dated October 27, 2014 and attached as Exhibit 99.3, announces the consolidation of several community offices and is incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

    (c)  Exhibits.

    The following exhibits are filed herewith:

Number                              Description

   99.1                         News Release, dated October 27, 2014

                                   of Franklin Financial Services Corporation

   99.2                         News Release, dated October 24, 2014

                                   of Franklin Financial Services Corporation

   99.3                         News Release, dated October 27, 2014

                                   of Franklin Financial Services Corporation

                                                        SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN FINANCIAL SERVICES CORPORATION

By: /s/ William E. Snell, Jr.

William E. Snell, Jr., President and Chief Executive Officer

Dated: October 27, 2014

EXHIBIT INDEX

Exhibit Number Description

99.1News release, dated October 27, 2014 of Franklin Financial Services Corporation

99.2News release, dated October 24, 2014 of Franklin Financial Services Corporation

99.3News release, dated October 27, 2014 of Franklin Financial Services Corporation